Financial income (expenses), net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial expense (income), net
Bank charges and other financial expenses	$ (369)	$ (323)	$ (400)
Amortization of discount and issuance costs of convertible notes	(4,036)
Exchange rate gain (loss), net	(262)	(195)	163
Interest income	1,867	1,889	645
Financial income (expenses), net	$ (2,800)	$ 1,371	$ 408